SELIGMAN

COMMON STOCK FUND, INC.

MID-YEAR REPORT

JUNE 30, 2002

Seeking Favorable Current Income and Long-Term Growth of Both Income and Capital Without Exposing Capital to Undue Risk

J. & W. SELIGMAN & CO.
INCORPORATED
ESTABLISHED 1864

SELIGMAN — TIMES CHANGE…VALUES ENDURE

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

James, Jesse, and Joseph Seligman, 1870

TIMES CHANGE...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 138 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, the nation’s largest diversified publicly-traded closed-end investment company — Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that professional investment management could have in building wealth for individual investors, and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

…V ALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.

TABLE OF CONTENTS
To the Shareholders	1	Statements of Changes in Net Assets	12
Interview With Your Portfolio Managers	2	Notes to Financial Statements	13
Performance Overview	4	Financial Highlights	17
Portfolio Overview	6	Board of Directors	19
Portfolio of Investments	8	Executive Officers and For More Information	20
Statement of Assets and Liabilities	10	Glossary of Financial Terms	21
Statement of Operations	11

TO THE SHAREHOLDERS

For the six months ended June 30, 2002, Seligman Common Stock Fund delivered a total return of –12.74%, based on the net asset value of Class A shares. This compares to a total return of –13.16% for the Standard & Poor’s 500 Composite Stock Index (S&P 500) and –6.99% for the Lipper Equity Income Funds Average during the same time period.

While the US economy improved during the first half of the year, the stock market was plagued by uncertainty caused by revelations of fraudulent accounting and irresponsible corporate governance. Like other investors, we at J. & W. Seligman & Co. Incorporated are appalled by the unethical and, in some cases, illegal practices uncovered at some corporations. With a rebound in corporate profitability still uncertain, news of corporate improprieties created a crisis of confidence that sent stocks plunging, though we suspect there may be a certain degree of overreaction in the market’s response. We would hope that the corporate executives who engaged in malfeasance are dealt with severely.

We are encouraged by and support changes in corporate accounting that will increase the quality and transparency of financial reporting, and by legal and regulatory changes that will engender more responsible corporate governance. These issues are being addressed promptly by Congress, the Securities and Exchange Commission, the New York Stock Exchange, the National Association of Securities Dealers, and other regulatory agencies. Most recently, in late July President Bush signed into law a sweeping accounting and corporate reform package known as the Sarbanes-Oxley Act of 2002. In our view, the financial system benefits when corporations are held to higher standards of conduct.

Despite the turmoil in the markets, there was positive macroeconomic news. The Federal Reserve Board expressed optimism about the prospects for economic recovery, leaving interest rates untouched during the first half of 2002. The US economy expanded at a 5.0% annualized rate in the first quarter, though much of that growth was the result of companies rebuilding their inventories. The second quarter’s growth, while not as robust, was nonetheless positive. Industrial production has been on the rise for several months running, and high-tech production has also shown some signs of life. Inflation remains benign, and consumers continue to spend at a healthy pace. However, the economic recovery is still fragile. Productivity growth declined in the second quarter, and some economists are scaling back their growth expectations for 2002 and 2003.

Looking ahead, we believe the US economy will strengthen moderately, and that corporate profits will slowly improve. Many expect that the Federal Reserve Board, wanting to support the nascent recovery, will not raise interest rates until 2003, and there is the possibility of another rate reduction in 2002. Geopolitical risks remain, but the immediate concern is investor confidence. The current sense of urgency has prompted what we believe are sensible reforms, inserting additional safeguards and regulations into the system.

Thank you for your continued support of Seligman Common Stock Fund. A discussion with your Portfolio Managers, as well as the Fund’s investment results, portfolio of investments, and financial statements, follows this letter.

By order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

August 15, 2002

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,

BEN-AMI GRADWOHL AND DAVID GUY

Q:	How did Seligman Common Stock Fund perform dur-	Q:	What was your investment strategy during this time?
	ing the six months ended June 30, 2002?	A:	Our investment strategy was to position the Fund’s
A:	For the six months ended June 30, 2002, Seligman		portfolio in sectors and industries likely to benefit
	Common Stock Fund posted a total return of –12.74%		from a slowly improving economy. The Fund’s largest
	based on the net asset value of Class A shares. During		industry weightings were in health care, diversified
	the same time period, the Standard & Poor’s 500		financials, and capital goods. During the past six
	Composite Stock Index (S&P 500) returned –13.16%,		months, the Fund’s notable purchases included bank-
	while the Lipper Equity Income Funds Average		ing, insurance, real estate, and hotel and leisure
	returned –6.99%.		stocks. The Fund reduced its holdings in semiconduc-
tors, software and services, and telecommunications
Q:	What economic and market factors affected the Fund’s		services during this time.
performance during the first half of 2002?
We remained fairly close to a benchmark weighting
A:	Despite a stock market rally in the fourth quarter of		across economic sectors, and favored stocks that we
	2001, by the beginning of 2002, investors began com-		believe will benefit as the economic recovery gathers
	ing to terms with the reality that economic recovery		steam. We had a slight preference for value-oriented
	was likely to take longer than many had hoped.		stocks, and we looked favorably on relatively smaller
	Stocks, while enjoying a few short periods of upward		companies, since they tend to perform better than
	momentum, fell during the first half of the year. The		their larger counterparts coming out of a recession.
	accounting and corporate governance scandals that		Over the short term, this hurt us because the weaken-
	came to light weighed heavily on the stock market		ing dollar caused investors to favor larger companies
	during this time, creating remarkable volatility, and		with multinational operations. Also, larger companies
	causing the market to be driven by rumor and emo-		tend to have more liquidity in a falling stock market.
tion. With corporate earnings not yet recovered,
	investors had the added worry of not knowing	Q:	What sectors contributed positively to portfolio
	whether to trust companies’ financial statements.		performance?
	Technology stocks, which had experienced the largest	A:	The Fund’s holdings in financials and basic materials
	price gains, were among the worst hit in this		did well during this difficult time. The energy sector
	environment.		also performed well, benefiting from geopolitical
	While the stock market experienced difficulties, the		uncertainty and the fear of an interruption in oil sup-
	overall US economy showed signs of improving, albeit		plies because of war.
slowly, during the six-month period. Gross domestic
	product (GDP) continued to expand, and productivity	A TEAM APPROACH
	increased during the first quarter (although it declined	Seligman Common Stock Fund is managed by the Selig-
	sharply during the second quarter). Inflation	man Disciplined Investment Group, headed by Ben-Ami
	remained low, allowing the Federal Reserve Board to	Gradwohl and David Guy. They are assisted in the man-
	leave interest rates alone. In fact, it believes the econ-	agement of the Fund by a group of seasoned research
	omy is headed for a full recovery. The Federal Reserve	professionals who are responsible for identifying com-
	Board is not expected to raise rates again until the	panies in specific industry groups that offer the greatest
	beginning of 2003, but it may lower rates before the	total return potential, consistent with the Fund’s objec-
	end of 2002 if the recovery appears threatened.	tive. Group members include Bettina Abrams, Jackson
Chow, Frank Fay (trader), Amy Fujii, Ray Lam, David
Levy (trader), Michael McGarry, Hendra Soetjahja,
Jonathan Roth (trader), Brian Turner, and Nancy Wu.

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,

BEN-AMI GRADWOHL AND DAVID GUY

Q:	What sectors detracted from portfolio performance?	strength as we move forward. Industrial production
has increased for several months running, a sign that
A:	The worst-performing sectors of the portfolio during	businesses are beginning to build up their inventories.
	the first half of the year were technology, communica-	With housing prices remarkably strong, we think con-
	tions services, and health care. Also, stocks perceived	tinued low mortgage rates will contribute to a new
	by investors (whether justifiably or not) to have	surge in refinancing. If consumer spending continues
	complicated accounting practices were punished.	to support GDP growth, a rebound in business spend-
	General Electric, the Fund’s largest holding at period-	ing has the potential to jump-start the overall econo-
	end, was negatively impacted by investors’ sense of	my. Stocks would likely respond well to signs that cor-
	uncertainty regarding corporate governance and	porate profits and capital spending are increasing. We
	accounting. However, we think the company is	think that corporate profits will strengthen slowly,
	managing its current challenges well: accounting	though, and, in our view, earnings estimates will need
	practices have been improved, additional financial	to be cut or else companies will likely continue to
	disclosures have been made, and the company met	miss earnings targets. The Fund’s portfolio is posi-
	second quarter earnings expectations.	tioned to take advantage of an economic recovery,
although this recovery may be slow in coming. We are
Q:	What is your outlook?	confident the second half of 2002 will provide a more
stable investment environment than the first six
A:	The economy is improving, although it is not improv-	months did.
ing as quickly as many investors had initially hoped.
However, we expect that it will continue to pick up

PERFORMANCE OVERVIEW (UNAUDITED)

Investment Results Per Share

TOTAL RETURNS

For Periods Ended June 30, 2002

			AVERAGE ANNUAL

		CLASS I				CLASS B		CLASS C	CLASS D
		SINCE				SINCE		SINCE	SINCE
	SIX	INCEPTION	ONE	FIVE	10	INCEPTION		INCEPTION	INCEPTION
	MONTHS*	11/30/01*	YEAR	YEARS	YEARS	4/22/96		5/27/99	5/3/93

Class A**
With Sales Charge	(16.91)%	n/a	(22.89)%	(3.32)%	5.99%	n/a		n/a	n/a
Without Sales Charge	(12.74)	n/a	(19.07)	(2.37)	6.50	n/a		n/a	n/a
Class B**
With CDSCø	(17.46)	n/a	(23.72)	(3.39)	n/a	n/a		n/a	n/a
Without CDSC	(13.11)	n/a	(19.71)	(3.12)	n/a	1.37%		n/a	n/a
Class C**
With Sales Charge and CDSC†	(14.86)	n/a	(21.32)	n/a	n/a	n/a		(11.93)%	n/a
Without Sales Charge and CDSC	(13.10)	n/a	(19.69)	n/a	n/a	n/a		(11.65)	n/a
Class D**
With 1% CDSC	(13.97)	n/a	(20.50)	n/a	n/a	n/a		n/a	n/a
Without CDSC	(13.10)	n/a	(19.69)	(3.10)	n/a	n/a		n/a	4.77%
Class I**	(12.55)	(12.40)%	n/a	n/a	n/a	n/a		n/a	n/a
Lipper Equity Income
Funds Average***	(6.99)	(5.38)	(10.26)	4.10	10.04	7.40	††	(2.14)	9.44	†††
S&P 500***	(13.16)	(12.39)	(17.99)	3.66	11.43	8.70		(6.83)	11.23

NET ASSET VALUE
	JUNE 30, 2002	DECEMBER 31, 2001	JUNE 30, 2001

Class A	$10.06	$11.55	$12.50
Class B	9.94	11.44	12.38
Class C	9.95	11.45	12.39
Class D	9.95	11.45	12.39
Class I	10.06	11.55	n/a

DIVIDEND AND CAPITAL GAIN (LOSS) INFORMATION
For the Six Months Ended June 30, 2002

DIVIDENDS PAID		CAPITAL GAIN (LOSS)

$0.020	Realized	$ 0.052
—	Unrealized	(0.074	)‡
—
—
0.044

     The rates of return will vary and the principal value of an investment will fluctuate. Performance data quoted represent changes in price and assume that all distributions within the periods are invested in additional shares. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future investment results. Due to market volatility, current performance may be higher or lower than the performance shown above.

*	Returns for periods of less than one year are not annualized.
**	Return figures reflect any change in price per share and assume the reinvestment of dividend and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. No adjustment was made to the performance of Class A shares for periods prior to January 1, 1993, the effective date for the annual Administration, Shareholder Services and Distribution Plan (the “Plan”) to reflect the fee of up to 0.25% of average daily net assets payable under the Plan. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the
1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase. There is no sales charge on Class I shares. The Manager, at its discretion, reimbursed certain expenses of Class I shares. These reimbursements may be discontinued at any time. Absent such reimbursements, returns would have been lower.
***	The Lipper Equity Income Funds Average and the S&P 500 are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper Equity Income Funds Average and the S&P 500 exclude the effect of taxes, fees and sales charges. The Lipper Equity Income Funds Average is an average of US mutual funds with objectives similar to the Fund. The S&P 500 measures the performance of 500 of the largest US companies based on market capitalizations. The monthly performances of the Lipper Equity Income Funds Average are used in the Performance Overview. Investors cannot invest directly in an index.
Ø	The CDSC is 5% for periods of one year or less and 2% for the five-year period.
†	The CDSC is 1% for periods of 18 months or less.
††	From April 25, 1996.
†††	From May 6, 1993.
‡	Represents the per share amount of net unrealized depreciation of portfolio securities as of June 30, 2002.

PERFORMANCE OVERVIEW (UNAUDITED)

Growth of an Assumed $10,000 Investment

CLASS A SHARES

June 30, 1992 to June 30, 2002

CLASS B SHARES

April 22, 1996† to June 30, 2002

CLASS C SHARES

May 27, 1999† to June 30, 2002

CLASS D SHARES

May 3, 1993† to June 30, 2002

CLASS I SHARES

November 30, 2001† to June 30, 2002

     These charts reflect the growth of a hypothetical $10,000 investment for a 10-year period for Class A shares and since inception for Class B, Class C, Class D and Class I shares, assuming that all applicable sales charges are imposed and all distributions within the periods are reinvested in additional shares. These charts do not reflect the deduction of taxes that an investor may pay on Fund distributions or on the redemption of Fund shares. Since the measured periods vary, the charts are plotted using different scales and are not comparable. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

*	Net of the 4.75% or 1% maximum initial sales charge for Class A and Class C shares, respectively.
†	Inception date.

PORTFOLIO OVERVIEW (UNAUDITED)

Diversification of Net Assets
June 30, 2002
				PERCENT OF NET ASSETS

				JUNE 30,	DECEMBER 31,
	ISSUES	COST	VALUE	2002	2001

COMMON STOCKS:
Automobiles and Components	1	$2,090,637	$1,918,855	0.5	—
Banks	1	7,145,132	7,720,080	2.0	—
Capital Goods	6	37,574,240	38,734,299	10.1	7.2
Chemicals	1	3,920,138	4,219,292	1.1	1.7
Commercial Services and Supplies	1	4,565,889	3,666,602	0.9	—
Communications Equipment	1	2,409,936	2,227,016	0.6	1.3
Computers and Peripherals	2	11,801,735	10,060,416	2.6	3.2
Consumer Staples	6	24,390,472	25,736,009	6.7	5.6
Diversified Financials	7	42,724,374	45,881,227	11.9	17.0
Electronic Equipment and Instruments	1	4,791,539	3,734,335	1.0	1.0
Energy	9	38,008,012	36,555,174	9.5	6.9
Health Care	8	43,741,424	46,658,638	12.1	13.9
Hotels, Restaurants and Leisure	2	9,795,975	9,414,310	2.4	0.9
Insurance	3	19,820,725	18,821,981	4.9	—
Media	3	13,854,993	11,883,931	3.1	6.7
Paper and Forest Products	3	13,557,464	14,904,438	3.9	2.7
Real Estate	2	10,658,936	11,866,250	3.1	—
Retailing	5	26,801,888	24,966,665	6.5	9.0
Semiconductor Equipment and Products	5	17,448,493	12,517,275	3.2	7.8
Software and Services	1	9,792,452	10,366,043	2.7	5.7
Telecommunication Services	2	10,453,052	10,150,540	2.6	5.6
Transportation	1	4,396,806	4,557,000	1.2	1.2
Utilities	4	22,590,524	22,948,350	6.0	1.2

	75	382,334,836	379,508,726	98.6	98.6
OTHER ASSETS LESS LIABILITIES	—	5,258,587	5,258,587	1.4	1.4

NET ASSETS	75	$387,593,423	$384,767,313	100.0	100.0

Largest Industries
June 30, 2002

PORTFOLIO OVERVIEW (UNAUDITED)

Largest Portfolio Changes
During Past Six Months

TEN LARGEST PURCHASES	TEN LARGEST SALES

Cinergy*	United Technologies**
SLM*	Fannie Mae**
State Street*	St. Jude Medical**
Lockheed Martin*	Exxon Mobil
Conoco*	Chubb**
SunTrust Banks*	Sears, Roebuck**
ACE*	XL Capital (Class A)**
Capital One Financial*	Bank of New York**
Duke Realty*	News Corp. (ADRs)**
J.P. Morgan Chase*	Abbott Laboratories**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

Largest Portfolio Holdings
June 30, 2002

SECURITY	VALUE	SECURITY	VALUE

General Electric	$12,282,631	Microsoft	$10,366,043
Baxter International	11,348,085	Cinergy	10,293,140
Pfizer	11,210,500	Citigroup	10,189,932
Lockheed Martin	10,904,550	SLM	9,127,980
Wal-Mart Stores	10,577,323	State Street	8,765,670

PORTFOLIO OF INVESTMENTS (UNAUDITED)

June 30, 2002

	SHARES	VALUE

COMMON STOCKS 98.6%

AUTOMOBILES AND
COMPONENTS 0.5%
General Motors	35,900	$1,918,855

BANKS 2.0%
SunTrust Banks	114,000	7,720,080

CAPITAL GOODS 10.1%
General Dynamics	59,800	6,359,730
General Electric	422,810	12,282,631
Genuine Parts	59,400	2,071,278
Lockheed Martin	156,900	10,904,550
Parker Hannifin	90,000	4,301,100
Raytheon	69,080	2,815,010

		38,734,299

CHEMICALS 1.1%
Air Products & Chemicals	83,600	4,219,292

COMMERCIAL SERVICES
AND SUPPLIES 0.9%
Paychex	117,200	3,666,602

COMMUNICATIONS
EQUIPMENT 0.6%
Cisco Systems*	159,700	2,227,016

COMPUTERS AND
PERIPHERALS 2.6%
Dell Computer*	230,400	6,028,416
International Business Machines	56,000	4,032,000

		10,060,416

CONSUMER STAPLES 6.7%
Coca-Cola	97,200	5,443,200
General Mills	91,200	4,020,096
Gillette	54,000	1,828,980
Kraft Foods (Class A)	138,100	5,655,195
Philip Morris Companies	90,600	3,957,408
Procter & Gamble	54,100	4,831,130

		25,736,009

DIVERSIFIED
FINANCIALS 11.9%
Capital One Financial	101,500	6,196,575
Citigroup	262,966	10,189,932
LaBranche*	74,800	1,712,920
J.P. Morgan Chase	228,900	7,764,288
Raymond James Financial	74,600	2,123,862
SLM	94,200	9,127,980
State Street	196,100	8,765,670

		45,881,227

	SHARES	VALUE

ELECTRONIC EQUIPMENT
AND INSTRUMENTS 1.0%
Agilent Technologies*	157,900	$3,734,335

ENERGY 9.5%
Anadarko Petroleum	59,600	2,938,280
Conoco	279,800	7,778,440
Diamond Offshore Drilling	50,500	1,439,250
Exxon Mobil	74,460	3,046,903
Nabors Industries*	111,900	3,950,070
Noble Energy	181,700	6,550,285
Rowan Companies	242,900	5,210,205
Sunoco	119,700	4,264,911
Transocean	44,200	1,376,830

		36,555,174

HEALTH CARE 12.1%
Aetna	79,800	3,828,006
Allergan	30,790	2,055,232
Baxter International	255,300	11,348,085
Immunex*	156,100	3,486,494
Johnson & Johnson	151,600	7,922,616
Pfizer	320,300	11,210,500
Pharmacia	76,100	2,849,945
Wyeth	77,300	3,957,760

		46,658,638

HOTELS, RESTAURANTS
AND LEISURE 2.4%
McDonald’s	162,700	4,628,815
Starwood Hotels &
Resorts Worldwide	145,500	4,785,495

		9,414,310

INSURANCE 4.9%
ACE (Bermuda)	196,900	6,222,040
American International Group	111,820	7,629,479
Loews	93,800	4,970,462

		18,821,981

MEDIA 3.1%
Clear Channel Communications*	89,200	2,856,184
Knight Ridder	79,200	4,985,640
Viacom (Class B)*	91,100	4,042,107

		11,883,931

PAPER AND
FOREST PRODUCTS 3.9%
Boise Cascade	128,200	4,426,746
Bowater	107,100	5,823,027
Weyerhaeuser	72,900	4,654,665

		14,904,438
See footnotes on page 9.

PORTFOLIO OF INVESTMENTS (UNAUDITED)

June 30, 2002

	SHARES	VALUE

REAL ESTATE 3.1%
Duke Realty	258,400	$7,480,680
Equity Office Properties Trust	145,700	4,385,570

		11,866,250

RETAILING 6.5%
BJ’s Wholesale Club*	47,430	1,826,055
Home Depot	91,450	3,358,958
May Department Stores	145,300	4,784,729
Target	116,000	4,419,600
Wal-Mart Stores	192,280	10,577,323

		24,966,665

SEMICONDUCTOR EQUIPMENT
AND PRODUCTS 3.2%
Applied Materials*	173,100	3,304,479
Cabot Microelectronics*	47,600	2,060,128
Intel	197,300	3,605,657
Marvell Technology Group*	84,280	1,676,751
Maxim Integrated Products*	48,800	1,870,260

		12,517,275

SOFTWARE AND
SERVICES 2.7%
Microsoft*	189,750	10,366,043

	SHARES	VALUE

TELECOMMUNICATION
SERVICES 2.6%
SBC Communications	194,320	$5,926,760
Verizon Communications	105,200	4,223,780

		10,150,540

TRANSPORTATION 1.2%
Burlington Northern Santa Fe	151,900	4,557,000

UTILITIES 6.0%
Cinergy	286,000	10,293,140
Southern	167,800	4,597,720
TECO Energy	202,460	5,010,885
TXU	59,100	3,046,605

		22,948,350

TOTAL COMMON STOCKS
(Cost $382,334,836)		379,508,726
OTHER ASSETS LESS
LIABILITIES 1.4%		5,258,587

NET ASSETS 100.0%		$384,767,313

* Non-income producing security.
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
June 30, 2002

ASSETS:
Investments, at value
Common Stocks (cost $382,334,836)	$379,508,726
Receivable for securities sold	7,149,786
Receivable for dividends and interest	535,042
Investment in, and expenses prepaid to, shareholder service agent	140,894
Receivable for Capital Stock sold	42,277
Other	28,152

Total Assets:	387,404,877

LIABILITIES:
Payable to Capital Stock repurchased	1,137,320
Payable to Custodian	825,503
Management fee payable	213,029
Accrued expenses and other	461,712

Total Liabilities	2,637,564

Net Assets	$384,767,313

COMPOSITION OF NET ASSETS:
Capital Stock, at par ($0.50 par value; 500,000 shares authorized;
38,326,669 shares outstanding):
Class A	$16,252,266
Class B	1,027,137
Class C	445,216
Class D	1,246,221
Class I	192,495
Additional paid-in capital	403,532,811
Dividends in excess of net investment income	(24,537)
Accumulated net realized loss	(35,078,186)
Net unrealized depreciation of investments	(2,826,110)

Net Assets	$384,767,313

NET ASSET VALUE PER SHARE:
Class A ($326,833,067 ÷ 32,504,532)	$10.06

Class B ($20,411,619 ÷ 2,054,274)	$9.94

Class C ($8,856,817 ÷ 890,431)	$9.95

Class D ($24,791,991 ÷ 2,492,442)	$9.95

Class I ($3,873,819 ÷ 384,990)	$10.06

See Notes to Financial Statements.

STATEMENT OF OPERATIONS (UNAUDITED)
For the Six Months Ended June 30, 2002

INVESTMENT INCOME:
Dividends	$3,395,742
Interest	40,849

Total Investment Income		$3,436,591

EXPENSES:
Management fees	1,436,344
Distribution and service fees	779,968
Shareholder account services	538,504
Custody and related services	50,270
Shareholder reports and communications	42,183
Registration	35,889
Auditing and legal fees	23,030
Directors’ fees and expenses (net of reduction in deferred fees)	(848)
Miscellaneous	8,062

Total Expenses Before Reimbursements	2,913,402
Reimbursement of expenses—Class I	(1,071)

Total Expenses After Reimbursements		2,912,331

Net Investment Income		524,260

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	1,994,326
Net change in unrealized appreciation of investments	(60,594,348)

Net Loss on Investments		(58,600,022)

Decrease in Net Assets from Operations		$(58,075,762)

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	SIX MONTHS
	ENDED	YEAR ENDED
	JUNE 30, 2002	DECEMBER 31, 2001

OPERATIONS:
Net investment income	$524,260	$2,310,833
Net realized gain (loss) on investments	1,994,326	(34,865,643)
Net change in unrealized appreciation of investments	(60,594,348)	(48,863,446)

Decrease in Net Assets from Operations	(58,075,762)	(81,418,256)

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(667,141)	(2,197,398)
Class I	(13,918)	—
Dividends in excess of net investment income:
Class I	(2,529)	—

Decrease in Net Assets from Distributions	(683,588)	(2,197,398)

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares	6,961,464	20,549,206
Investment of dividends	396,014	1,241,008
Exchanged from associated Funds	12,228,994	37,150,873

Total	19,586,472	58,941,087

Cost of shares repurchased	(38,350,439)	(89,277,568)
Exchanged into associated Funds	(15,835,469)	(44,521,754)

Total	(54,185,908)	(133,799,322)

Decrease in Nets Assets from Capital Share Transactions	(34,599,436)	(74,858,235)

Decrease in Net Assets	(93,358,786)	(158,473,889)

NET ASSETS:
Beginning of period	478,126,099	636,599,988

End of Period (including undistributed (net of dividends in excess of)
net investment income of $(24,537) and $134,791, respectively)	$384,767,313	$478,126,099

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.        Multiple Classes of Shares — Seligman Common Stock Fund, Inc. (the “Fund”) offers five classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. Class I shares became effective on November 30, 2001, and are offered to certain institutional clients. Class I shares are sold without any sales charges and are not subject to distribution and service fees. The five classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.        Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation — Investments in common stocks and convertible issues are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.	Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regu-
lated investment company and intends to distribute substantially all taxable net income and net gain realized.

c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend. Interest income is recorded on an accrual basis.

d.	Repurchase Agreements — The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. & W. Seligman & Co. Incorporated (the “Manager”). Securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral.

e.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 2002, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.

f.	Distributions to Shareholders — The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

3.        Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended June 30, 2002, amounted to $496,973,752 and $530,062,927, respectively.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $21,787,618 and $24,613,728, respectively.

4.    Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.65% per annum of the first $1 billion of the Fund’s average daily net assets, 0.60% per annum of the next $1 billion of the Fund’s average daily net assets, and 0.55% per annum of the Fund’s average daily net assets in excess of $2 billion. The management fee reflected in the Statement of Operations represents 0.65% per annum of the Fund’s average daily net assets.

     Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received concessions of $4,470, from sales of Class A shares. Commissions of $33,206 and $10,911 were paid to dealers from sales of Class A and Class C shares, respectively.

     The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 2002, fees incurred under the Plan aggregated $465,048 or 0.25% per annum of the average daily net assets of Class A shares.

     Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

     With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however,

the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

     For the six months ended June 30, 2002, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $118,528, $49,371, and $147,021, respectively.

     The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the six months ended June 30, 2002, such charges amounted to $4,160.

     The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class B shares sold. The aggregate of such payments and distribution fees retained by the Distributor, for the six months ended June 30, 2002, amounted to $2,240.

     Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended June 30, 2002, Seligman Services, Inc. received commissions of $1,794 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $92,684, pursuant to the Plan.

     Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $538,504 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

     Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     The Fund’s investment in Seligman Data Corp. is recorded at a cost of $22,506.

     Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

     The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have the deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses. For the six months ended June 30, 2002, the loss from the return on deferred fees was $8,485, reducing director’s fees and expenses. The accumulated balance thereof at June 30, 2002, of $63,771 is included in other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

5.   Committed Line of Credit — The Fund is a participant in a joint $650 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2003, but is renewable annually with the consent of the participating banks. For the six months ended June 30, 2002, the Fund did not borrow from the credit facility.

6.   Capital Share Transactions — The Fund has authorized 500,000,000 shares of $0.50 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

	Class A

	Six Months Ended		Year Ended
	June 30, 2002		December 31, 2001

	Shares	Amount	Shares	Amount

Net proceeds from
sales of shares	357,841	$4,066,986	1,180,349	$14,212,236
Investment of
dividends	34,467	379,563	111,940	1,241,008
Exchanged from
associated Funds	835,205	9,363,748	2,293,295	28,251,001

Total	1,227,513	13,810,297	3,585,584	43,704,245

Cost of shares
repurchased	(2,705,348)	(30,074,231)	(6,074,219)	(74,387,334)
Exchanged into
associated Funds	(1,151,632)	(12,932,194)	(3,099,868)	(38,014,254)
Transferred to
Class I	(346,547)	(3,801,624)	—	—

Total	(4,203,527)	(46,808,049)	(9,174,087)	(112,401,588)

Decrease	(2,976,014)	$(32,997,752)	(5,588,503)	$(68,697,343)

	Class B

	Six Months Ended		Year Ended
	June 30, 2002		December 31, 2001

	Shares	Amount	Shares	Amount

Net proceeds from
sales of shares	47,016	$520,578	175,040	$2,126,271
Exchanged from
associated Funds	117,680	1,308,149	354,514	4,185,794

Total	164,696	1,828,727	529,554	6,312,065

Cost of shares
repurchased	(242,841)	(2,649,410)	(411,249)	(4,869,733)
Exchanged into
associated Funds	(98,654)	(1,089,044)	(232,513)	(2,754,575)

Total	(341,495)	(3,738,454)	(643,762)	(7,624,308)

Decrease	(176,799)	$(1,909,727)	(114,208)	$(1,312,243)

	Class C

	Six Months Ended		Year Ended
	June 30, 2002		December 31, 2001

	Shares	Amount	Shares	Amount

Net proceeds from
sales of shares	108,236	$1,197,938	181,334	$2,249,690
Exchanged from
associated Funds	92,980	986,309	250,157	2,779,671

Total	201,216	2,184,247	431,491	5,029,361

Cost of shares
repurchased	(168,820)	(1,846,232)	(160,106)	(1,911,769)
Exchanged into
associated Funds	(66,996)	(704,888)	(126,425)	(1,561,996)

Total	(235,816)	(2,551,120)	(286,531)	(3,473,765)

Increase (decrease)	(34,600)	$(366,873)	144,960	$1,555,596

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

	Class D

	Six Months Ended		Year Ended
	June 30, 2002		December 31, 2001

	Shares	Amount	Shares	Amount

Net proceeds from
sales of shares	69,677	$773,671	159,897	$1,939,880
Exchanged from
associated Funds	51,147	570,788	169,823	1,934,407

Total	120,824	1,344,459	329,720	3,874,287

Cost of shares
repurchased	(344,095)	(3,769,676)	(671,242)	(8,108,732)
Exchanged into
associated Funds	(99,368)	(1,109,343)	(182,696)	(2,190,929)

Total	(443,463)	(4,879,019)	(853,938)	(10,299,661)

Decrease	(322,639)	$(3,534,560)	(524,218)	$(6,425,374)

	Class I

	Six Months Ended		November 30, 2001* to
	June 30, 2002		December 30, 2001

	Shares	Amount	Shares	Amount

Net proceeds from
sales of shares	36,096	$402,291	1,833	$21,129
Investment of
dividends	1,497	16,451	—	—
Transferred from
Class A	346,547	3,801,624	—	—

Total	384,140	4,220,366	1,833	21,129

Cost of shares
repurchased	(983)	(10,890)	—	—

Total	(983)	(10,890)	—	—

Increase	383,157	$4,209,476	1,833	$21,129

*	Commencement of offering of shares.

7.  Capital Loss Carryforward and Other Tax

Adjustments — At December 31, 2001, the Fund had a capital loss carryforward for federal tax purposes of $36,553,876 which is available for offset against future taxable net capital gains, expiring in 2009. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gains distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.

     In addition, the Fund has elected to defer to January 1, 2002, the recognition for tax purposes of net losses of $417,268 realized on sales of investments after October 31, 2001. These losses will be available to offset future taxable net gains.

FINANCIAL HIGHLIGHTS (UNAUDITED)

     The tables below are intended to help you understand each Class’s financial performance for the past five and one-half years or from its inception if less than five and one-half years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

	CLASS A

	SIX MONTHS ENDED 6/30/02
		YEAR ENDED DECEMBER 31,

		2001	2000	1999	1998	1997

PER SHARE DATA:
Net Asset Value, Beginning of Period	$11.55	$13.41	$14.93	$15.77	$15.92	$14.89

Income from Investment Operations:
Net investment income	0.02	0.06	0.08	0.23	0.28	0.30
Net realized and unrealized gain (loss)
on investments	(1.49)	(1.86)	(1.36)	0.39	2.32	3.18
Net realized and unrealized loss
from foreign currency transactions	—	—	—	—	—	(0.07)

Total from Investment Operations	(1.47)	(1.80)	(1.28)	0.62	2.60	3.41

Less Distributions:
Dividends from net investment income	(0.02)	(0.06)	(0.07)	(0.23)	(0.28)	(0.32)
Distributions from net realized capital gains	—	—	(0.17)	(1.23)	(2.47)	(2.06)

Total Distributions	(0.02)	(0.06)	(0.24)	(1.46)	(2.75)	(2.38)

Net Asset Value, End of Period	$10.06	$11.55	$13.41	$14.93	$15.77	$15.92

TOTAL RETURN:	(12.74)%	(13.40)%	(8.67)%	3.82%	17.40%	23.58%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)	$326,823	$409,769	$550,547	$684,874	$760,176	$734,635
Ratio of expenses to average net assets	1.22%†	1.18%	1.12%	1.13%	1.11%	1.13%
Ratio of net investment income to
average net assets	0.34%†	0.54%	0.52%	1.49%	1.73%	1.83%
Portfolio turnover rate	113.68%	105.62%	61.27%	70.72%	93.67%	106.02%

	CLASS B

	SIX MONTHS ENDED 6/30/02
		YEAR ENDED DECEMBER 31,

		2001	2000	1999	1998	1997

PER SHARE DATA:
Net Asset Value, Beginning of Period	$11.44	$13.30	$14.85	$15.71	$15.88	$14.87

Income from Investment Operations:
Net investment income (loss)	(0.02)	(0.03)	(0.04)	0.11	0.16	0.17
Net realized and unrealized gain (loss)
on investments	(1.48)	(1.83)	(1.34)	0.38	2.31	3.17
Net realized and unrealized loss
from foreign currency transactions	—	—	—	—	—	(0.07)

Total from Investment Operations	(1.50)	(1.86)	(1.38)	0.49	2.47	3.27

Less Distributions:
Dividends from net investment income	—	—	—	(0.12)	(0.17)	(0.20)
Distributions from net realized capital gains	—	—	(0.17)	(1.23)	(2.47)	(2.06)

Total Distributions	—	—	(0.17)	(1.35)	(2.64)	(2.26)

Net Asset Value, End of Period	$9.94	$11.44	$13.30	$14.85	$15.71	$15.88

TOTAL RETURN:	(13.11)%	(13.98)%	(9.37)%	2.97%	16.48%	22.59%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)	$20,412	$25,513	$31,196	$41,928	$35,073	$19,568
Ratio of expenses to average net assets	1.97%†	1.93%	1.87%	1.89%	1.87%	1.89%
Ratio of net investment income (loss)
to average net assets	(0.41)%†	(0.21)%	(0.23)%	0.73%	0.97%	1.07%
Portfolio turnover rate	113.68%	105.62%	61.27%	70.72%	93.67%	106.02%

See footnotes on page 18.

FINANCIAL HIGHLIGHTS (UNAUDITED)

	CLASS C

	SIX MONTHS ENDED 6/30/02	YEAR ENDED
		DECEMBER 31,		5/27/99* TO 12/31/99

		2001	2000

PER SHARE DATA:
Net Asset Value, Beginning of Period	$11.45	$13.32	$14.87	$16.06

Income from Investment Operations:
Net investment loss	(0.02)	(0.03)	(0.04)	(0.01)
Net realized and unrealized loss
on investments	(1.48)	(1.84)	(1.34)	(0.07)

Total from Investment Operations	(1.50)	(1.87)	(1.38)	(0.08)

Less Distributions:
Dividends from net investment income	—	—	—	(0.08)
Distributions from net realized capital gains .	—	—	(0.17)	(1.03)

Total Distributions	—	—	(0.17)	(1.11)

Net Asset Value, End of Period	$9.95	$11.45	$13.32	$14.87

TOTAL RETURN:	(13.10)%	(14.04)%	(9.36)%	0.64%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)	$8,857	$10,592	$10,388	$4,420
Ratio of expenses to average net assets	1.97%†	1.93%	1.87%	1.91%†
Ratio of net investment loss
to average net assets	(0.41)%†	(0.21)%	(0.23)%	(0.08)%†
Portfolio turnover rate	113.68%	105.62%	61.27%	70.72%**

	CLASS D						CLASS I

	SIX MONTHS ENDED 6/30/02	YEAR ENDED DECEMBER 31,					SIX MONTHS ENDED 6/30/02		11/30/01* TO 12/31/01

		2001	2000	1999	1998	1997

PER SHARE DATA:
Net Asset Value, Beginning of Period	$11.45	$13.32	$14.87	$15.73	$15.89	$14.87	$11.55		$11.55

Income from Investment Operations:
Net investment income (loss)	(0.02)	(0.03)	(0.04)	0.11	0.16	0.17	0.03		0.00
Net realized and unrealized gain (loss)
on investments	(1.48)	(1.84)	(1.34)	0.38	2.32	3.18	(1.48)		0.02
Net realized and unrealized loss
from foreign currency transactions	—	—	—	—	—	(0.07)	—		—

Total from Investment Operations	(1.50)	(1.87)	(1.38)	0.49	2.48	3.28	(1.45)		0.02

Less Distributions:
Dividends from net investment income	—	—	—	(0.12)	(0.17)	(0.20)	(0.03)		(0.02)
Dividends in excess of net investment income	—	—	—	—	—	—	(0.01)		—
Distributions from net realized capital gains .	—	—	(0.17)	(1.23)	(2.47)	(2.06)	—		—

Total Distributions	—	—	(0.17)	(1.35)	(2.64)	(2.26)	(0.04)		(0.02)

Net Asset Value, End of Period	$9.95	$11.45	$13.32	$14.87	$15.73	$15.89	$10.06		$11.55

TOTAL RETURN:	(13.10)%	(14.04)%	(9.36)%	2.97%	16.55%	22.66%	(12.55)%		0.17%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)	$24,792	$32,230	$44,469	$72,950	$85,608	$80,896	$3,874		$21
Ratio of expenses to average net assets	1.97%†	1.93%	1.87%	1.89%	1.87%	1.89%	0.80	%†	0.78	%†
Ratio of net investment income (loss) to
average net assets	(0.41)%†	(0.21)%	(0.23)%	0.73%	0.97%	1.07%	0.75	%†	0.83	%†
Portfolio turnover rate	113.68%	105.62%	61.27%	70.72%	93.67%	106.02%	113.68%		105.62	%††
Without expense reimbursements:Ø
Ratio of expenses to average net assets							0.87	%†	1.37	%†
Ratio of net investment income
to average net assets							0.68	%†	0.24	%†

*	Commencement of offering of shares.
**	For the year ended December 31, 1999.
†	Annualized.
††	For the year ended December 31, 2001.
Ø	The Manager, at its discretion, reimbursed certain expenses of Class I shares. See Notes to Financial Statements.

BOARD OF DIRECTORS

John R. Galvin 2, 4		Leroy C. Richie 2, 4
Dean Emeritus,Fletcher School of Law and Diplomacy		Chairman and CEO, Q Standards Worldwide, Inc.
at Tufts University
James Q. Riordan 3, 4
Paul C. Guidone 1		Trustee, Committee for Economic Development
Chief Investment Officer,
J. & W. Seligman & Co. Incorporated		Robert L. Shafer 3, 4
Retired Vice President, Pfizer Inc.
Alice S. Ilchman 3, 4
Director, Jeannette K. Watson Summer Fellowships		James N. Whitson 2, 4
Trustee, Committee for Economic Development		Director and Consultant, Sammons Enterprises, Inc.
Director, C-SPAN
Frank A. McPherson 3, 4		Director, CommScope, Inc.
Director, Conoco Inc.
Director, Integris Health		Brian T. Zino 1
President, J. & W. Seligman & Co. Incorporated
John E. Merow 2, 4		Chairman, Seligman Data Corp.
Director, Commonwealth Industries, Inc.		Chairman, ICI Mutual Insurance Company
Trustee, New York-Presbyterian Hospital		Member of the Board of Governors,
Retired Chairman and Senior Partner,		Investment Company Institute
Sullivan & Cromwell
Fred E. Brown
Betsy S. Michel 2,4		Director Emeritus
Trustee, The Geraldine R. Dodge Foundation

William C. Morris 1	Member:	1 Executive Committee
Chairman of the Board,		2 Audit Committee
J. & W. Seligman & Co. Incorporated		3 Director Nominating Committee
Chairman, Carbo Ceramics Inc.		4 Board Operations Committee
Director, Kerr-McGee Corporation

EXECUTIVE OFFICERS

William C. Morris	Ben-Ami Gradwohl	Thomas G. Rose	Frank J. Nasta
Chairman	Vice President	Vice President	Secretary
Brian T. Zino	David Guy	Lawrence P. Vogel
President	Vice President	Vice President and Treasurer

FOR MORE INFORMATION

Manager	General Distributor	Important Telephone Numbers
J. & W. Seligman & Co. Incorporated	Seligman Advisors, Inc.	(800) 221-2450	Shareholder Services
100 Park Avenue	100 Park Avenue
New York, NY 10017	New York, NY 10017	(800) 445-1777	Retirement Plan
Services
General Counsel	Shareholder Service Agent
Sullivan & Cromwell	Seligman Data Corp.	(212) 682-7600	Outside the
	100 Park Avenue		United States
New York, NY 10017
		(800) 622-4597	24-Hour Automated
Telephone Access
Service

GLOSSARY OF FINANCIAL TERMS

Capital Gain Distribution — A payment to mutual fund shareholders of profits realized on the sale of securities in a fund’s portfolio.

Capital Appreciation/Depreciation — An increase or decrease in the market value of a mutual fund’s portfolio securities, which is reflected in the net asset value of the fund’s shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

Compounding — The change in the value of an investment as shareholders receive earnings on their investment’s earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year’s earnings.

Contingent Deferred Sales Charge (CDSC) — Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

Dividend — A payment by a mutual fund, usually derived from the fund’s net investment income (dividends and interest less expenses).

Dividend Yield — A measurement of a fund’s dividend as a percentage of the maximum offering price or net asset value.

Expense Ratio — The cost of doing business for a mutual fund, expressed as a percent of the fund’s net assets.

Investment Objective — The shared investment goal of a fund and its shareholders.

Management Fee — The amount paid by a mutual fund to its investment advisor(s).

Multiple Classes of Shares — Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are “classes” of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

National Association of Securities Dealers (NASD) — A self-regulatory body with authority over firms that distribute mutual funds.

Net Asset Value (NAV) Per Share — The market worth of one fund share, obtained by adding a mutual fund’s total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

Offering Price — The price at which a mutual fund’s share can be purchased. The offering price per share is the current net asset value plus any sales charge.

Portfolio Turnover — A measure of the trading activity in a mutual fund’s investment portfolio that reflects how often securities are bought and sold.

Prospectus — The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund’s investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund’s financial highlights.

SEC Yield — SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

Securities and Exchange Commission — The primary US federal agency that regulates the registration and distribution of mutual fund shares.

Statement of Additional Information — A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

Total Return — A measure of a fund’s performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

Wash Sale — A sale of securities in which a taxpayer has acquired substantially identical securities within a period beginning thirty days before and ending thirty days after the date of the sale (a sixty-one day period). A loss resulting from such a sale is not currently deductible for federal income tax purposes, but a gain is taxable.

Yield on Securities — For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

Adapted from the Investment Company Institute’s 2002 Mutual Fund Fact Book and the AICPA Audit and Accounting Guide: Audits of Investment Companies dated May 1, 2001.

100 Park Avenue, New York, NY 10017
www.seligman.com

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Common Stock Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

EQCS3 6/02	Printed on Recycled Paper